UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2013

General Electric Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	01-06461	13-1500700

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue, Norwalk, Connecticut		06851-1168

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 840-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

          To the extent required by Item 3.03 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01	Other Events.

          On June 3, 2013, General Electric Capital Corporation (“GECC”) issued 10,000 shares of its Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C, par value $0.01 per share, with a liquidation preference of $100,000 per share (the “Series C Preferred Stock”). The terms of the Series C Preferred Stock are more fully described in the Certificate of Designations for the Series C Preferred Stock (the “Certificate of Designations”), a copy of which is included as Exhibit 3.1 to this Current Report on Form 8–K and incorporated by reference herein. The Certificate of Designations, which was filed on May 30, 2013 with the Delaware Secretary of State, amends GECC’s Restated Certificate of Incorporation to fix the rights, powers, designations, preferences, qualifications, limitations and restrictions, among other things, relating to the Series C Preferred Stock.

          The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the registration statement on Form S-3 (SEC File No. 333-178262), as amended, which became automatically effective on December 1, 2011: (i) Underwriting Agreement, dated as of May 29, 2013, between GECC and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC as representatives of the underwriters; (ii) Certificate of Designations of GECC with respect to the Series C Preferred Stock, dated May 30, 2013; (iii) Form of Certificate representing the Series C Preferred Stock; and (iv) validity opinion with respect to the Series C Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this report:

Exhibit Description

1.1

Underwriting Agreement, dated as of May 29, 2013, between GECC and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC as representatives of the underwriters, relating to the offer and sale of the Series C Preferred Stock.

3.1	Certificate of Designations of GECC with respect to the Series C Preferred Stock, dated May 30, 2013.

4.1	Form of Certificate representing the Series C Preferred Stock.

5.1	Opinion of Fred A. Robustelli regarding validity of the Series C Preferred Stock.

23.1	Consent of Fred A. Robustelli is included in his opinion referred to in Exhibit 5.1 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Capital Corporation

(Registrant)

Date: June 3, 2013	/s/ Walter Ielusic

Walter Ielusic
Senior Vice President and Controller